EXHIBIT 10.3

WRC MEDIA INC.

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STOCKHOLDERS AGREEMENT

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Dated as of June 22, 2005

TABLE OF CONTENTS

Page

ARTICLE I

Information, Voting and Observation Rights

ARTICLE II

Registration Rights

ARTICLE III

Subscription Rights

ARTICLE IV

Restrictions on Transfer, Termination and Other Agreements

SECTION 4.01.	Restrictions on Transfer to Transferees	26

i

SECTION 4.02.	Cooperation by WRC	27
SECTION 4.03.	Legending of Certificates	27
SECTION 4.04.	Securities Act Restrictions; Legend	27
SECTION 4.05.	Termination of Restrictions	27

ARTICLE V

Defined Terms

SECTION 5.01.	Terms Defined	28
SECTION 5.02.	Section Headings and Table of Contents and Construction	38
SECTION 5.03.	GOVERNING LAW	38

ARTICLE VI

Miscellaneous

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STOCKHOLDERS AGREEMENT

STOCKHOLDERS AGREEMENT (as the same may hereafter be amended, supplemented or modified, this “Agreement”), dated as of June 22, 2005, among WRC MEDIA INC., a Delaware corporation (together with its successors and permitted assigns, “WRC”); EAC III L.L.C., a Delaware limited liability company (together with its successors and permitted assigns, the “Initial Stockholder”); THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (together with its successors and permitted assigns, “NML”); ARES LEVERAGED INVESTMENT FUND, L.P., a Delaware limited partnership, ARES LEVERAGED INVESTMENT FUND II, L.P., a Delaware limited partnership (collectively, with their respective successors and permitted assigns, the “Ares Funds”); TCW/CRESCENT MEZZANINE PARTNERS II, L.P., a Delaware limited partnership, TCW/CRESCENT MEZZANINE TRUST II, a Delaware business trust, SHARED OPPORTUNITY FUND IIB, L.L.C., a Delaware limited liability company, TCW SHARED OPPORTUNITY FUND III, L.P., a Delaware limited liability company, TCW LEVERAGED INCOME TRUST II, L.P., a Delaware limited partnership, TCW LEVERAGED INCOME TRUST, L.P., a Delaware limited partnership (collectively, with their respective successors and permitted assigns, the “TCW Funds”); DLJ INVESTMENT PARTNERS II, L.P., a Delaware limited partnership, DLJ INVESTMENT PARTNERS, L.P., a Delaware limited partnership, and DLJIP II HOLDINGS, L.P., a Delaware limited partnership (collectively, with their respective successors and permitted assigns, the “DLJ IP Funds” and collectively, with NML, the Ares Funds and the TCW Funds, the “Other Exchangers”); and DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware limited partnership, DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware limited partnership, DLJ MERCHANT BANKING II, INC., a Delaware corporation, as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles limited partnership, DLJ DIVERSIFIED PARTNERS, L.P., a Delaware limited partnership, DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware limited partnership, DLJMB FUNDING II, INC., a Delaware corporation, DLJ MILLENNIUM PARTNERS, L.P., a Delaware limited partnership, DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware limited partnership, DLJ EAB PARTNERS, L.P., a Delaware limited partnership, DLJ ESC II, L.P., a Delaware limited partnership, and DLJ FIRST ESC, L.P., a Delaware limited partnership (each, together with its successors and permitted assigns, a “DLJMB Entity”, collectively, the “DLJMB Entities” and collectively, with the Other Exchangers, the “Exchangers”).

RECITALS

WHEREAS pursuant to a Redemption and Repurchase Agreement dated as of June 22, 2005 (the “Redemption and Repurchase Agreement”) among WRC and the Exchangers, WRC has agreed, among other things, to redeem and repurchase all of the Exchangers’ shares of 15% Senior Preferred Stock due 2011, par value $0.01 per share, of WRC, and warrants to purchase common stock of WRC’s Subsidiaries Weekly Reader Corporation, a Delaware corporation (“Weekly Reader”), and CompassLearning, Inc., a Delaware corporation (“CompassLearning”) (the “Redemption and Repurchase”) in exchange for cash, certain indebtedness and a number of shares (the “Exchange Shares”) of common stock, par value $0.01 per share, of WRC (the “Common Stock”) to be determined such that upon the closing of the Sale, after giving effect to the Transactions (as defined in the Redemption and Repurchase Agreement) and all related transactions (including the Note Redemption (as defined in the Redemption and Repurchase Agreement)), the Exchange Shares held by the Exchangers would constitute an aggregate of 30% of the outstanding Common Stock, calculated on a fully diluted basis prior to the issuance of New Management Options (as defined in the Redemption and Repurchase Agreement).

WHEREAS WRC, the Initial Stockholder and the Exchangers wish to define certain of their respective rights and obligations with regard to the Exchange Shares (certain capitalized terms used in this Agreement are defined in Section 5.01); and

WHEREAS this Agreement shall become effective if and only if the Closing (as defined in the Redemption and Repurchase Agreement) shall occur.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, WRC, the Initial Stockholder and the Exchangers mutually agree as follows:

ARTICLE I

Information, Voting and Observation Rights

SECTION 1.01.  Financial and Business Information. WRC shall deliver to each holder of Exchange Shares:

(a) Quarterly Financial Statements.  As soon as practicable after the end of each quarterly fiscal period in each fiscal year of WRC (other than the last quarterly fiscal period of each such fiscal year), and in any event within 50 days thereafter:

 (i) a balance sheet as at the end of such quarter; and

         (ii) an income statement and statement of cash flows for such quarter, and, in the case of the second and third fiscal quarters of WRC, the comparable information for the portion of the fiscal year ending with such quarter and a comparison to relevant budget amounts for such quarter;

for WRC and its Subsidiaries (on a consolidated basis), setting forth in each case, in comparative form, the financial statement for the corresponding period in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified as complete and correct by a Senior Financial Officer; provided that, should WRC be subject to, or agree with any Person or volunteer to comply with, the provisions of Section 13 of the Exchange Act, the filing of WRC’s Quarterly Report on Form 10-Q with the SEC within the time period required by SEC rules after the end of such quarterly fiscal period shall be deemed to satisfy the requirements of this Section 1.01(a).

(b)  Annual Financial Statements. As soon as practicable after the end of each fiscal year of WRC, and in any event within 95 days thereafter:

(i)   a consolidated balance sheet as at the end of such year; and

(ii)  a consolidated income statement and statement of cash flows for such year;

for WRC and its Subsidiaries, together with the notes thereto, setting forth in each case, in comparative form, the financial statement for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

(A)  an audit report thereon of independent certified public accountants of recognized national standing, which report shall state that such financial statements fairly present in all material respects the consolidated financial condition of WRC and its Subsidiaries as at such date and the consolidated results of its operations and cash flows for such period in conformity with GAAP; and

(B)  a certification by a Senior Financial Officer that such financial statements are complete and correct;

provided that, should WRC be subject to, or agree with any Person or volunteer to comply with, the provisions of Section 13 of the Exchange Act, the filing of WRC’s Annual Report on Form 10-K for such fiscal year with the SEC within the time period required by SEC rules after the end of such fiscal year shall be deemed to satisfy the requirements of this Section 1.01(b).

(c)  SEC and Other Reports. Promptly upon their becoming available:

(i) each financial statement, report, notice or proxy statement sent by WRC to stockholders generally;

(ii) each regular or periodic report (including, without limitation, each Form 10-K, Form 10-Q and Form 8-K), any registration statement which shall have become effective (other than any registration statement on Form S-4 or S-8 or any successor forms thereto) and each final prospectus and all amendments thereto (other than any prospectus or amendment relating to a registration statement on Form S-4 or S-8 or any successor forms thereto) filed by WRC with the SEC or on a publicly available basis with any securities exchange (including, without limitation, any electronic stock quotation system); and

(iii)  each press release or other statement made available by WRC to the public concerning material developments in the business of WRC;

provided that, should WRC be subject to, or agree with any Person or volunteer to comply with, the provisions of Section 13 of the Exchange Act, the filing with or furnishment to the SEC of any report, registration statement, final prospectus or amendment thereto or any press release or other statement described in the foregoing clause (ii) or (iii) within the time period required by SEC rules for such filing shall be deemed to satisfy the requirements of clause (ii) or (iii), as applicable, of this Section 1.01(c).

(d)  Requested Information. Prior to the Public Market Date, with reasonable promptness, such other data and information as from time to time may be reasonably requested by any holder of Exchange Shares.

SECTION 1.02. Amendments to Charter; Other Actions.  (a)  The Initial Stockholder and WRC shall not cause or permit:

(i) any amendment to the Charter as in effect on the Closing Date;

(ii) any voluntary reorganization, transfer of substantial assets, consolidation, merger, dissolution, liquidation, issuance or sale of Securities of WRC or any of its Subsidiaries; or

(iii) any other voluntary action;

in each case that is intended to avoid, or would have the effect of avoiding, the observance or performance of any of the terms to be observed or performed hereunder by WRC or the Initial Stockholder, but shall at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of Exchange Shares against impairment.

(b)  The Initial Stockholder and WRC shall not, directly or indirectly, cause or permit any amendment to the SGC Stockholders Agreement after the Closing (as defined in the Redemption and Repurchase Agreement) or enter into any other agreement or arrangement after the Closing that entitles SGC Capital Partners I L.L.C. to any rights that are more favorable than the rights granted to the Exchangers hereunder.

SECTION 1.03.  Board Designees.  (a)  For so long as the DLJMB Entities shall collectively hold 5% or more of the outstanding shares of Common Stock, the Initial Stockholder and each Exchanger shall vote all of their shares of Common Stock, at each regular or special meeting of the shareholders of WRC called for the purpose of filling positions on the Board of Directors, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions necessary to ensure the election to the Board of Directors of one individual designated by DLJMB (the “DLJMB Board Designee”).

(b) If a DLJMB Board Designee shall cease to serve as a director of WRC for any reason at a time when the DLJMB Entities collectively hold 5% or more of the outstanding shares of Common Stock, the Initial Shareholder and each Exchanger shall vote all of their shares of Common Stock, and WRC shall take all actions necessary, to ensure the vacancy resulting thereby shall be filled by another individual designated by DLJMB. Once serving on the Board of Directors, a DLJMB Board Designee shall not be removed from office without the consent of the DLJMB Entities other than for cause. In the event that a DLJMB Board Designee is unable to attend a meeting of the Board of Directors, DLJMB may designate a representative to attend such meeting as a non-voting observer only.

(c)  WRC shall take all actions necessary to cause the DLJMB Board Designee to be appointed to the compensation committee and the audit committee of the Board of Directors. For so long as DLJMB has the right to appoint a DLJMB Board Designee, the Board of Directors shall not generally delegate its authority to conduct the business of WRC to a committee of such Board of Directors; provided, that the foregoing shall not prohibit delegation of authority to a committee for a specific purpose.

(d)  WRC shall reimburse the DLJMB Board Designee, so long as the DLJMB Board Designee is serving on the Board of Directors, for all reasonable out-of-pocket expenses incurred in connection with the DLJMB Board Designee’s services as a director.

(e)  WRC shall obtain and cause to be maintained in effect so long as a DLJMB Board Designee is serving on the Board of Directors, with financially sound insurers, a policy of directors’ and officers’ liability insurance covering each of the members of the Board of Directors (including, without limitation, each DLJMB Board Designee) in an amount of at least $5,000,000 per occurrence.

(f)  The Charter and the by-laws of WRC and other organizational documents of WRC shall at all times, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the Board of Directors and such other persons, if any, who, pursuant to a provision of such Charter, by-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the Board of Directors. Except as required pursuant to applicable law or regulation, such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the Board of Directors until at least six years following the date on which DLJMB is entitled to nominate a DLJMB Board Designee.

(g) The Board of Directors shall meet in person at least quarterly, and shall meet at such other times as called by any two directors.

SECTION 1.04.  Approval Right. Without the written approval of the DLJMB Entities, WRC shall not, and shall not cause or permit any Subsidiary to, undertake any of the following:

(a) the entry into or amendment of any transaction or arrangement (excluding compensation and benefit arrangements of employees in the ordinary course of business) between WRC or any Subsidiary, on the one hand, and any Affiliate (other than a Subsidiary) of WRC, or any partner, shareholder, director or officer of WRC or any such Affiliate, including any entity affiliated with Ripplewood Partners, on the other hand, such approval not to be unreasonably withheld or delayed; or

(b) the entry into of any agreement with Ripplewood Partners or any of its Affiliates or the amendment, modification or replacement of:

(i) the Management Agreement, dated as of November 17, 1999, between CompassLearning and Ripplewood Partners, or

(ii) the Management Agreement, dated as of November 17, 1999, between Weekly Reader and Ripplewood Partners, if any such agreement, amendment, modification or replacement would result in Ripplewood Partners or any of its Affiliates receiving any management or similar fees from WRC or any of its Subsidiaries.

SECTION 1.05. Remedies. WRC, the Initial Stockholder and the Exchangers agree that the remedies of the holders of Exchange Shares at law in respect of any breach by WRC or the Initial Stockholder of their obligations pursuant to Article I would be inadequate and that, upon any finding by any court of competent jurisdiction that WRC or the Initial Stockholder has breached any such obligation, the holders of Exchange Shares shall be entitled to, and WRC and the Initial Stockholder agree that they will not contest, upon any such finding of any such breach, the award of specific performance and injunctive relief in favor of such holders of Exchange Shares and compelling WRC and the Initial Stockholder to comply with such obligations.

ARTICLE II

Registration Rights

SECTION 2.01.  Required Registration.  (a)  Filing of Registration Statement.  Subject to Section 2.01(f), WRC will, upon the written request of the DLJMB Entities or the Initial Stockholder (the Person so requesting, the “Initiating Holder”) given at any time following 12 months after the Initial Public Offering Date (provided, that if any other holder of Common Stock is granted a demand registration right with respect to such Common Stock applicable commencing on an earlier date, the DLJMB Entities’ and the Initial Stockholder’s demand registration rights shall be applicable commencing on such earlier date), requesting that WRC effect the registration under the Securities Act of all or part of such Initiating Holder’s Registrable Securities and specifying the Registrable Securities to be sold and the intended method of disposition thereof, promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon will use its reasonable best efforts to effect the registration (the “Required Registration”) under the Securities Act of:

(i) the Registrable Securities that WRC has been so requested to register by the Initiating Holder; and

(ii) subject to Section 2.01(d), all other Registrable Securities that WRC has been requested to register by the holders thereof by written request given to WRC by the holders which have the right to request such registration within 30 days after the giving of such written notice by WRC (which request shall specify the Registrable Securities to be sold and the intended method of disposition of such Registrable Securities);

all to the extent required to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities of the Initiating Holder so to be registered.

(b)  Time for Filing and Effectiveness.  On or before the date which is 90 days after the request for such registration, WRC shall file, or cause to be filed, with the SEC all documents and materials necessary to effect the Required Registration with respect to all Registrable Securities to be so registered, and shall use its reasonable best efforts to cause such Required Registration to become effective as promptly as practicable after the filing thereof, but in no event later than the day which is 180 days after the request for such registration; provided, however, that WRC may delay filing or effecting any Required Registration or suspend any effective registration statement for not more than an aggregate of 60 days in any 12 month period if in the good faith judgment of the Board of Directors such Required Registration or registration statement being filed, effected or effective, as applicable, at such time would impair or interfere with in any material respect any contemplated financing, acquisition, disposition, corporate reorganization or other similar, material, corporate transaction or development involving WRC or any Subsidiary or any of its or their Affiliates or would require premature disclosure thereof.

(c)  Selection of Underwriters.  If Registrable Securities that WRC has been requested to register pursuant to a Required Registration are to be disposed of in an underwritten public offering, the underwriters (including, without limitation, the lead and managing underwriters) of such offering shall be one or more underwriting firms of recognized standing selected by the Initiating Holder and reasonably acceptable to WRC (it being agreed by the parties that Credit Suisse First Boston LLC shall be acceptable to WRC). For the avoidance of doubt, the holders of Registrable Securities other than the Initiating Holder shall have no right to select the underwriters of any Required Registration.

(d)  Priority on Required Registrations.  If the managing underwriter shall advise WRC in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter’s opinion, the number of Registrable Securities requested to be included in such Required Registration exceeds the number that can be sold in such offering within the price range acceptable to the Initiating Holder that the Initiating Holder shall furnish to such underwriter upon request (such writing to state the basis of such opinion and the approximate number of Registrable Securities that may be included in such offering without such effect), WRC will include in such Required Registration, to the extent of the number of Registrable Securities that WRC is so advised by the managing underwriter can be sold in such offering:

(i)  first, Registrable Securities requested to be sold by the Initiating Holder; provided, however, that if the Initial Stockholder is the Initiating Holder then Registrable Securities requested to be sold by the Exchangers shall be included with the Registrable Securities requested to be sold by the Initial Stockholder (pro rata based on the number of Registrable Securities requested to be sold by the Initial Stockholder and the DLJMB Entities; and provided, however, that with respect to any such registration, to the extent that SGC holds Securities of the same class as the Registrable Securities being sold by the Initial Stockholder and SGC has requested, pursuant to the SGC Stockholders Agreement, any of such Securities to be included in such registration, the Registrable Securities requested to be sold by the Exchangers shall be included pro rata based on the number of Registrable Securities requested be sold by the Initial Stockholder, the DLJMB Entities and SGC);

(ii)  second, subject to the first proviso in Section 2.01(d)(i) above, Registrable Securities requested to be sold by the holders thereof other than the Initiating Holder (pro rata based on the number of Registrable Securities so requested to be sold by such holders); and

(iii)  third, all other Securities proposed to be registered by WRC and any Other Stockholders, in such proportions as WRC and such Other Stockholders shall agree.

(e)  When Required Registration Is Deemed Effected. A Required Registration pursuant to this Section 2.01 shall not be deemed to have been effected for purposes of Section 2.01(f) hereof if:

(i) the registration statement related thereto does not become effective and remain effective for a period of at least 180 days (not counting any days during which a stop order or a suspension pursuant to Section 2.01(b) was in effect with respect to such registration statement) after the date such registration statement becomes effective; provided, however, that WRC shall have no obligation to keep effective such registration statement at any time after all Registrable Securities included in such offering have been sold;

(ii) the Initiating Holder withdraws its request for registration in its entirety at any time because the Initiating Holder reasonably believes that the registration statement or any prospectus related thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated

therein or necessary to make the statements made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, notified WRC of such fact and requested that WRC correct such alleged misstatement or omission, and WRC has refused to correct such alleged misstatement or omission;

(iii) any customary conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Required Registration are not satisfied, other than by reason of any breach by any holder of any Registrable Securities that were to have been registered and sold of its obligations thereunder or hereunder; or

(iv) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or any court, and the result of such interference is to prevent the Initiating Holder from disposing of at least 75% of the Registrable Securities included in such registration pursuant to Section 2.01(a) in accordance with the intended methods of distribution.

(f)  Limitation on Number and Size of Required Registrations. WRC shall be required to effect only two Required Registrations requested by the DLJMB Entities, as Initiating Holder pursuant to this Agreement. WRC shall be required to effect any number of Required Registrations requested by the Initial Stockholder pursuant to this Section 2.01. WRC shall not be required to effect any Required Registration pursuant to this Agreement during the period starting with the date of the decision by the Board of Directors to register shares of Common Stock on behalf of WRC (provided that a registration statement is filed within 30 days of such decision and becomes effective within 120 days of such filing) or the receipt by WRC of a request for a Required Registration and ending on a date 180 days following the effective date of a registration statement related to a Required Registration or an Incidental Registration. WRC shall not be required to effect any “shelf” registration under Rule 415 under the Securities Act (or any successor to such rule) pursuant to a Required Registration. WRC shall also not be required to effect any Required Registration unless either:

(i)  the gross aggregate offering price of all Securities to be included in such Required Registration (including, without limitation, Securities offered by the holders of Registrable Securities, WRC and any Other Stockholders proposed to be registered under such Required Registration) shall exceed $30,000,000; or

(ii)  such Required Registration includes all Registrable Securities held by the Initiating Holder of the class of such Registrable Securities proposed to be sold in such Required Registration.

SECTION 2.02.  Incidental Registration.  (a)  Filing of Registration Statement.  If WRC at any time proposes to register any of its Capital Stock or Rights (an “Incidental Registration”) under the Securities Act (other than pursuant to Section 2.01 or pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto), for sale in a Public Offering, including, without limitation, in connection with its Initial Public Offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least 20 Business Days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any such holder to include its Registrable Securities under such registration statement (which request shall be made within ten Business Days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), WRC will use its reasonable best efforts to effect the registration of all Registrable Securities that WRC has been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Capital Stock or Rights and prior to the effective date of the registration statement filed in connection with such registration, WRC shall determine for any reason not to register such Capital Stock or Rights, WRC may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such holders in connection with such registration.

(b)  Selection of Underwriters. Notice of WRC’s intention to register such Capital Stock or Rights shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of established reputation reasonably acceptable to the Requisite Holders) and shall contain WRC’s agreement to use its reasonable best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that WRC has been so requested to register pursuant to this Section 2.02, it being understood that such holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

(c)  Priority on Incidental Registrations. If the managing underwriter shall advise WRC in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter’s opinion, the number of Registrable Securities requested to be included in such Incidental Registration by such holders of Registrable Securities exceeds the number that can be sold in such offering within a price range acceptable to WRC (such writing to state the basis of such opinion and the approximate number of Registrable Securities that may be included in such offering without such effect), WRC will include in such Incidental Registration, to the extent of the number of Registrable Securities that WRC is so advised by the managing underwriter can be sold in such offering:

(i) in the case of any registration initiated by WRC for the purpose of selling Capital Stock or Rights for its own account:

(A) first, Securities that WRC proposes to issue and sell for its own account; and

(B) second, all Registrable Securities requested to be sold by the holders thereof pursuant to this Section 2.02 and all Securities proposed to be registered by the Other Stockholders which have the right to request such registration, pro rata among such holders on the basis of the number of Securities requested to be so registered by such holders; and

(ii) in the case of a registration initiated by any Other Stockholder pursuant to demand or Required Registration rights in favor of such Other Stockholder and provided to such Other Stockholder in compliance with Section 2.07(b):

(A) first, Securities requested to be sold by the Other Stockholders requesting such Incidental Registration;

(B) second, Registrable Securities requested to be sold by the holders thereof pursuant to this Section 2.02 and all Securities proposed to be registered by Other Stockholders which have the right to request such registration other than those requesting such Incidental Registration, pro rata among such holders on the basis of the number of Securities requested to be so registered by such holders; and

(C) third, Securities that WRC proposes to issue and sell for its own account.

SECTION 2.03.  Registration Procedures.  WRC will use its reasonable best efforts to effect each Registration, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and WRC will, as expeditiously as reasonably possible:

(a) subject, in the case of an Incidental Registration, to the proviso to Section 2.02(a), prepare and file with the SEC the registration statement and use its reasonable best efforts to cause the Registration to become effective; provided, however, that:

(i) before filing any original registration statement, WRC will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of reasonably complete drafts of all such documents proposed to be filed at least 15 days prior thereto, which drafts will be subject to the reasonable review, within such 15 day period, of such holders, their counsel and the underwriters; and

(ii) within a reasonable time (giving effect to the nature of such document and, in the case of any amendment or supplement, the extent of the changes thereto) before filing any amendment to any registration statement or any prospectus or supplement thereto, WRC will furnish to the holders of the Registrable Securities covered by such registration statement or prospectus, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review, within such period, of such holders, their counsel and the underwriters;

and WRC will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the Requisite Holders shall reasonably object within the applicable review period (the reasonableness of any such objection by any holder or its counsel to be viewed, in the case of an Incidental Registration, in light of the potential liability of such holder in respect of misstatements in and omissions from the registration statement or prospectus and the holder’s potential obligations under Section 2.06);

(b) subject, in the case of an Incidental Registration, to the proviso to Section 2.02(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until the earlier of:

(i) such time as all Registrable Securities registered thereby have been disposed of in accordance with the intended method of distribution; and

(ii) the date 180 days after the date such registration statement becomes effective;

(but in any event not before the expiration of any longer period required under the Securities Act, including the rules and regulations promulgated thereunder) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including, without limitation, each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that WRC consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

(d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and use commercially reasonable efforts to attempt to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

(e)  if requested by the managing underwriter or underwriters, if any, or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in the prospectus supplement or post-effective amendment for such sale information relating to such underwriting as the managing underwriter or underwriters, if any, or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(f)  on or prior to the date on which a Registration is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any such holder or the managing underwriter, if any, reasonably requests in writing; use commercially reasonable efforts to keep each such registration or qualification effective, including, without limitation, through new filings, or amendments or renewals, during the period such registration statement is effective (in the case of an Incidental Registration) or required to be kept effective (in the case of a Required Registration); and to do all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that WRC will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(g)  in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

(h)  use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over WRC as may be reasonably necessary to enable each holder thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(i)  enter into underwriting agreements in customary form and take such other customary actions as are reasonably necessary in order to expedite or facilitate the disposition of such Registrable Securities;

(j)  use its reasonable best efforts to obtain:

(i) at the time of effectiveness of each Registration, a “comfort letter” from WRC’s independent certified public accountants covering such matters of the type customarily covered by “cold comfort letters” as the underwriters in an underwritten offering reasonably request; and

(ii) at the time of any underwritten sale pursuant to the registration statement, a “bring-down comfort letter”, dated as of the date of such sale, from WRC’s independent certified public accountants covering such matters of the type customarily covered by comfort letters as the underwriters reasonably request;

(k)  use its reasonable best efforts to obtain, at the time of effectiveness of each Registration and at the time of any sale pursuant to each Registration, such opinion or opinions, addressed to the underwriters in an underwritten offering as they may reasonably request, from counsel for WRC in customary form;

(l)  promptly notify each seller of Registrable Securities covered by such Registration, upon discovery that the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of WRC’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said 12-month period;

(n)  provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration; and

(o)  use its reasonable best efforts to cause all Registrable Securities that are shares of Common Stock covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on each securities exchange on which the Common Stock is then listed; and, if the Common Stock is not so listed, to use its reasonable best efforts to cause all such Registrable Securities covered by each Registration to be designated as National Market System Securities, if the Common Stock is so designated (and, if the Common Stock is listed on the Nasdaq National Market or the Nasdaq SmallCap Market, to cause all such

Registrable Securities covered by each Registration to be so listed); and, if the Common Stock is not so designated, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Securities.

WRC may require each holder of Registrable Securities that will be included in such Registration to furnish WRC with such information in respect of such holder of Registrable Securities that will be included in such Registration as WRC may reasonably request in writing and as is required by applicable laws or regulations. If a holder of Registrable Securities fails to provide such information, WRC shall be entitled to exclude the Registrable Securities of such holder from any Registration thereunder. If the offering of the Registrable Securities is to be underwritten, WRC may require that the holders of the Registrable Securities participating in such Registration Statement enter into a reasonable underwriting agreement in customary form; provided, however, that the holders of the Registrable Securities shall not be required to make any representation, warranty or covenant other than customary representations and warranties concerning the due authority of such holder of Registrable Securities to sell such Registrable Securities and execute and deliver such underwriting agreement, the holder’s good title to the Registrable Securities and the warranties implied in connection with such transfer under Section 8-108(a) of the Uniform Commercial Code of the State of New York, and shall not be required to provide any indemnity or contribution rights to any underwriter on terms any more favorable than those provided for in Section 2.06.

SECTION 2.04.  Reasonable Investigation.  WRC shall:

(a)  give the holders of Registrable Securities, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

(b)  give each such holder and underwriter reasonable opportunities to discuss the business of WRC and its Subsidiaries with its officers, counsel and the independent public accountants who have certified its financial statements;

(c)  make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and Properties of WRC and its Subsidiaries; and

(d)  cause each of WRC’s and its Subsidiaries’ officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

in each such case, as shall be reasonably necessary (in light of the potential liability of such holder or underwriter in respect of misstatements in and omissions from the registration statement or prospectus and any holder’s obligations under Section 2.06) to enable it to conduct a “reasonable investigation” within the meaning of Section 11(b)(3)

of the Securities Act and to satisfy the requirement of reasonable care imposed by Section 12(a)(2) of the Securities Act.

WRC agrees to include in the registration statement and each amendment thereto, and in each preliminary prospectus, prospectus or prospectus supplement, all material information requested to be included by any holder of Registrable Securities or underwriter, in each case, to the extent required to be contained therein or necessary to correct any misstatement of fact or necessary to make any statement contained therein, in light of the circumstances under which it was made, not misleading. Each holder of Registrable Securities agrees to keep confidential and not disclose (other than in connection with disclosure by WRC pursuant to the foregoing sentence) to any Person (other than its officers, directors, employees and trustees who need to know such information and other than any attorney, agent, adviser or accountant who makes the agreement set forth in this paragraph) any information WRC reasonably determines to be confidential and so notifies in writing such holder, unless:

(i)  the release of such information is necessary to avoid or correct a misstatement of a fact or omission of a fact required to be stated in any such registration statement or any amendment thereto, or in any preliminary prospectus, prospectus or prospectus supplement, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(ii)  the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction;

(iii)  such disclosure is requested by any governmental authority or self-regulatory organization having or alleging jurisdiction over such holder of Registrable Securities, and either such governmental authority or self-regulatory organization agrees to maintain the confidentiality of such information or such holder gives WRC reasonable advance written notice of such intended disclosure, so as to permit WRC to seek a protective order or similar relief;

(iv)  WRC otherwise consents; or

(v)  such information becomes generally available to the public other than through a breach of this Agreement by such holder.

SECTION 2.05.  Registration Expenses.  WRC shall pay all Registration Expenses in connection with each Registration of Registrable Securities, including, without limitation, any such registration not effected by WRC.

SECTION 2.06.  Indemnification; Contribution.  (a)  Indemnification by WRC.  In connection with any registration statement or any offering of Securities pursuant thereto, WRC shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its Affiliates, officers, directors, partners, employees, trustees and agents, if any, and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by WRC of the provisions of the Securities Act or the Exchange Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any such untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to WRC by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of WRC to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, WRC agrees, to the extent required by such underwriters, to enter into an underwriting or other agreement providing for indemnity of such underwriters, their officers, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided, however, that WRC shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter’s failure to send or give a copy of a final prospectus or an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such final prospectus or amended or supplemented final prospectus.

(b)  Indemnification for Controlling Person Liability.  In addition to the indemnification provided for in Section 2.06(a), WRC shall indemnify each holder of Registrable Securities, its Affiliates, officers, directors, partners, employees, trustees and agents, if any, and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, in each case, under the Securities Act, the Exchange Act, common law or otherwise, resulting from:

(i) any violation by WRC of the provisions of the Securities Act or the Exchange Act;

(ii)  any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment thereto or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, whether or not, in each such case, the registration statement or amendment thereto or prospectus (or amendment or supplement thereto) or preliminary prospectus related or relates to any offering or sale of Registrable Securities by any holder; and

(iii)  any other untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact necessary to make the statements in any document issued or delivered to any purchaser or potential purchaser or filed with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act (in light of the circumstances under which they were made) not misleading, in each case, in connection with any offering or sale of Securities of WRC by any Person, whether or not such Securities offered or sold are or were registered or required to be registered under the Securities Act;

in each such case, to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses, joint or several, are alleged to result from or exist by virtue of the fact that any holder of Registrable Securities controls or is alleged to control (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) WRC or any Subsidiary, whether such claim or allegation arises under Section 15 of the Securities Act or Section 20 of the Exchange Act or otherwise; provided, however, that such indemnification shall not extend to losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to WRC by such holder expressly for use therein, or from any such information provided by an underwriter selected by the holders or any of them.

(c)  Indemnification by the Holders.  In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, WRC, each underwriter (if the underwriter so requires) and their respective officers, directors and agents, if any, and each Person, if any, who controls WRC or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder’s obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

(d)  Control of Defense.  Any Person entitled to indemnification under the provisions of this Section 2.06 shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify) and unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party; and any underwriting agreement entered into with respect to any registration statement provided for under this Article II shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall be obligated to pay the fees and expenses of only one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim (in which case the indemnifying party shall pay the fees and expenses of an additional counsel for the indemnified party).

(e)  Contribution.  If for any reason the foregoing indemnity is unavailable, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

(i)  in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

(ii)  if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 2.06(c) hereof was available.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this Section 2.06 shall be several and not joint.

(f)  Timing of Payments.   An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 2.06 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) may be available to any indemnified party under this Section 2.06, will promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly) for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party’s obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party.

(g)  Survival.  The indemnity and contribution agreements contained in this Section 2.06 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

SECTION 2.07.  Holdback Agreements; Registration Rights to Others.  (a)  In connection with each underwritten sale of Registrable Securities, WRC agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities severally and not jointly agrees, to enter into customary holdback agreements for a period not to exceed 180 days concerning the sale or distribution of Registrable Securities, except, in the case of any holder of Registrable Securities, such holder shall only be required to make such agreement to the extent that WRC and the Initial Stockholder shall make similar agreements.

(b)  If WRC shall at any time after the date hereof provide to any holder of any of its Securities rights with respect to the registration of such Securities under the Securities Act:

(i)  such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Exchangers; and

(ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Agreement or if rights (including, without limitation, rights to demand or request a registration of similar Securities of WRC) in addition to those granted pursuant to this Agreement are provided, WRC will provide (by way of amendment to this Agreement or otherwise) such additional more favorable terms or conditions to the Exchangers, so long as at such time, the Exchangers have not disposed of more than 66 2/3% of the aggregate number of Exchange Shares originally received by the Exchangers.

SECTION 2.08.  Availability of Information.  At any time that any class of Capital Stock of WRC is registered under Section 12(b) or Section 12(g) of the Exchange Act, WRC will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such Sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, WRC, if the Capital Stock of WRC is so registered, shall at all times after the Initial Public Offering Date, file such reports and information, and shall make available to the public and to the holders of Exchange Shares such information, as shall be necessary to permit such holders to offer and sell Registrable Securities pursuant to the provisions of Rule 144 promulgated under the Securities Act.

WRC, if the Capital Stock of WRC is so registered, will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Common Stock.

SECTION 2.09.  Tag-Along Rights.  (a)   Initial Stockholder Tag-Along Rights.  If the Initial Stockholder and/or, to the extent that such Person has received Common Stock transferred from the Initial Stockholder, Ripplewood Partners, any Affiliate of Ripplewood Partners and/or any shareholder, partner, member or employee of Ripplewood Partners or any Affiliate of Ripplewood Partners (collectively, the “Selling Stockholder”) proposes to transfer (other than transfers (i) in a Public Offering, (ii) to Ripplewood Partners or any Affiliate of Ripplewood Partners, (iii) to any shareholder, partner, member or employee of Ripplewood Partners or any Affiliate of Ripplewood Partners, (iv) to any employee of the Initial Stockholder, WRC or any of their Subsidiaries, (v) to any member of the Initial Stockholder or any Affiliate of such member or (vi) pursuant to the Redemption and Repurchase Agreement, dated the date hereof, among WRC, SGC and the Initial Stockholder) any shares of Common Stock in a single transaction or in a series of related transactions (a “Tag-Along Sale”), each Exchanger may, at its option, elect to exercise its rights under this Section 2.09. In the event of a Tag-Along Sale, the Selling Stockholder shall deliver to each Exchanger a written notice of the terms and conditions of such Tag-Along Sale (a “Tag-Along Notice”) and offer each Exchanger the opportunity to participate in such Tag-Along Sale on the same terms and conditions, subject to the same agreements and for the same per share consideration as the Selling Stockholder. The Tag-Along Notice shall identify the number of shares of Common Stock held by such Exchanger subject to the offer (a

“Tag-Along Offer”), the per share consideration at which the Tag-Along Sale is proposed to be made, all other material terms and conditions of the Tag-Along Sale (including the form of the proposed agreement, if any) and the date on which the Tag-Along Sale is proposed to be consummated. From the date of the Tag-Along Notice until the date that is ten days thereafter (the “Tag-Along Notice Period”), each Exchanger shall have the right (a “Tag-Along Right”), exercisable by written notice delivered to the Initial Stockholder, to request that the Selling Stockholder include in the Tag-Along Sale the number of shares of Common Stock held by such Exchanger as is specified in such notice (each Exchanger so requesting, a “Tagging Person”); provided, however, that, if the aggregate number of shares of Common Stock proposed to be sold by the Selling Stockholder and all Tagging Persons in the Tag-Along Sale exceeds the number of shares of Common Stock which can be sold on the terms and conditions set forth in the Tag-Along Notice, then (x) only the Tag-Along Portion of Common Stock of each Tagging Person and the Selling Stockholder shall be sold pursuant to the Tag-Along Offer and (y) the Selling Stockholder shall also be entitled to sell such additional shares of Common Stock as is permitted by Section 2.09(d).

(b)  Closing of Tag-Along Sale.  If any Tagging Person exercises its Tag-Along Right hereunder with respect to a Tag-Along Sale, on the closing date for such Tag-Along Sale such Tagging Person shall deliver (i) to the purchaser specified in the Tag-Along Notice for such Tag-Along Sale a certificate or certificates representing the shares of Common Stock which it has elected to sell (net of any reduction pursuant to Section 2.09(a)), together with appropriate instruments of transfer duly endorsed in blank, against payment by such purchaser of the aggregate consideration payable for such shares at the per share consideration specified in such Tag-Along Notice, and (ii) to the Selling Stockholder all costs, expenses and other amounts to be paid by such Tagging Person in connection with such Tag-Along Sale pursuant to Section 2.09(g).

(c)  Non-Participants.  If at the termination of the Tag-Along Notice Period any Tagging Person shall not have delivered written notice to the Selling Stockholder of its election to participate in the Tag-Along Sale, such Tagging Person will have waived its Tag-Along Right with respect to such Tag-Along Sale.

(d)  Certain Allocations.  If any Tagging Person (i) declines to exercise or waives its Tag-Along Right with respect to any Tag-Along Sale or (ii) elects to exercise its Tag-Along Right with respect to less than its Tag-Along Portion with respect to any Tag-Along Sale, the Selling Stockholder shall be entitled to transfer in such Tag-Along Sale, in addition to its Tag-Along Portion with respect to such Tag-Along Sale, a number of shares of Common Stock equal to the number of shares of Common Stock constituting the portion of such Tagging Person’s Tag-Along Portion with respect to which such Tagging Person’s Tag-Along Right was not exercised.

(e)  Permitted Sale.  The Selling Stockholder and any Tagging Person who exercises its Tag-Along Right with respect to a proposed Tag-Along Sale pursuant to this Section 2.09 may sell the shares of Common Stock subject to the Tag-Along Offer with respect to such Tag-Along Sale on the terms and conditions set forth in such Tag-Along

Notice within 120 days of the date on which the Tag-Along Rights with respect to such Tag-Along Sale shall have been waived, exercised or expire.

(f)   Certain Other Matters.  For purposes of this Section 2.09 and all definitions used in this Section 2.09, a Right to acquire one share of Common Stock shall constitute one share of Common Stock and a Person shall be deemed to own a share of Common Stock if such Person has a Right to acquire such share whether or not such Right is exercisable at such time; provided, however, that any payments to be made to any Exchanger in connection with the exercise of any Tag-Along Right with respect to any Right shall be reduced by an amount equal to the then applicable exercise price of such Right.

(g)  Expense of Sale.  All out-of-pocket costs and expenses incurred by the Exchangers in connection with a Tag-Along Sale (including, without limitation, fees and disbursement of any counsel retained by the Exchangers) shall be paid by the Exchangers. All direct selling expenses, discounts or commissions of brokers paid to any Person on a per share basis in connection with such Tag-Along Sale shall be paid ratably by the Exchanger and the Selling Stockholder (in proportion to each Selling Stockholder’s and each Exchanger’s and the Selling Stockholder’s Tag-Along Portion). All other fees and expenses in connection with such Tag-Along Sale shall be paid by WRC.

SECTION 2.10.  Drag-Along Rights.  (a)  If, at any time prior to the Drag-Along Termination Date, (A) the Selling Stockholder proposes to transfer in a Bona Fide Sale (other than any transfer (i) in a Public Offering, (ii) to Ripplewood Partners or any Affiliate of Ripplewood Partners, (iii) to any shareholder, partner, member or employee of Ripplewood Partners or any Affiliate of Ripplewood Partners, (iv) to any employee of the Initial Stockholder, WRC or any of their Subsidiaries or (v) to any member of the Initial Stockholder or any Affiliate of such member) not less than 75% of the aggregate number of shares of Common Stock owned by the Selling Stockholder at such time and (B) such transfer constitutes a “Drag-Along Sale” (as such term is defined in the SGC Stockholders Agreement) and each holder of “Purchaser Shares” (as such term is defined in the SGC Stockholders Agreement) shall be required to participate in such Drag-Along Sale pursuant to Article II of the SGC Stockholders Agreement (a "Drag-Along Sale"), then the Selling Stockholder may at its option require all, but not less than all, of the holders of Exchange Shares to sell in such Drag-Along Sale their respective Drag-Along Portions of the Exchange Shares then held by such holders (“Drag-Along Rights”). The Selling Stockholder shall provide written notice of such Drag-Along Sale to each such holder (a “Drag-Along Notice”) not later than the tenth day prior to the proposed Drag-Along Sale. The Drag-Along Notice shall identify, with respect to the Drag-Along Sale, the transferee, the number of shares of Common Stock to be sold, the consideration for which a transfer is proposed to be made, which shall also be stated on a per share basis (the “Drag-Along Sale Price”), the date on which such Drag-Along Sale is proposed to be consummated and, in reasonable detail, all other material terms and conditions of such Drag-Along Sale.

(b)  Subject to this Section 2.10, each holder of Exchange Shares shall be required to participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Notice, so long as such terms and conditions constitute a Bona Fide Sale, and to transfer the Drag-Along Portion of its Exchange Shares as set forth below. The price payable per share in such Drag-Along Sale to each holder of Exchange Shares shall be the Drag-Along Sale Price.

(c)  The Selling Stockholder shall have a period of 90 days from the date of receipt of the Drag-Along Notice to consummate the Drag-Along Sale on the terms and conditions set forth in such Drag-Along Notice, so long as such terms and conditions constitute a Bona Fide Sale.

(d)  On the closing date for a Drag-Along Sale, each holder of Exchange Shares shall deliver to the purchaser specified in the Drag-Along Notice for such Drag-Along Sale a certificate or certificates representing such holder’s Drag-Along Portion of the Exchange Shares, together with appropriate instruments of transfer duly endorsed in blank, against payment by such purchaser of the total purchase price for such shares at the Drag-Along Sale Price per share.

(e)  All expenses and costs of any Drag-Along Sale, including the fees of one counsel to the holders of Exchange Shares related to such sale, shall be for the account of and paid by the Selling Stockholder.

(f)  For purposes of this Section 2.10 and all definitions used in this Section 2.10, a Right to acquire one share of Common Stock shall constitute one share of Common Stock and a Person shall be deemed to own a share of Common Stock if such Person has a Right to acquire such share whether or not such Right is exercisable at such time; provided, however, that any payments to be made to any holder of Exchange Shares in connection with the exercise of any Drag-Along Sale with respect to any Right shall be reduced by an amount equal to the then applicable exercise price of such Right.

ARTICLE III

Subscription Rights

SECTION 3.01.  Right To Elect Purchase of Additional Shares.  In the event that WRC shall at any time offer to sell any Issuable Shares then WRC shall offer to each Exchanger the right to subscribe for and purchase a portion of the total number of the Issuable Shares to be so sold equal to the Additional Issuable Shares Number with respect to such Exchanger at such time, at the same price, on the same date and on the same terms offered to the proposed purchasers, on the terms set forth in this Article III. Notwithstanding any other provision of this Agreement, this Article III shall not apply to (a) any offer to sell Issuable Shares in a Public Offering, (b) any issuance of Issuable Shares pursuant to any employee stock option plan, management option plan or agreement or any other compensatory or incentive stock grant or option plan or agreement or (c) any issuance of Issuable Shares in connection with any acquisition.

SECTION 3.02. Notice of Sale of Issuable Shares.  WRC shall give not less than 20 Business Days written notice to each Exchanger of any sale of Issuable Shares described in Section 3.01, which notice shall specify:

(a)  the number of Issuable Shares and the type of Issuable Shares to be offered;

(b)  the purchase price per share to be paid by the purchasers of such Issuable Shares;

(c)  if any of such Issuable Shares consist of Rights, a detailed description of the terms of such Rights, including the exercise price and expiration date;

(d)  the date on which such proposed sale is to be consummated (the “Additional Sale Closing Date”);

(e)  the Additional Issuable Shares Number with respect to such Exchanger; and

(f)  that such Exchanger shall have the right to purchase a number of the Issuable Shares so offered equal to the Additional Issuable Shares Number with respect to such Exchanger by following the procedure set forth in Section 3.03.

SECTION 3.03.  Notice of Election To Purchase Additional Issuable Shares.  Each Exchanger may elect to purchase a number of the Issuable Shares so offered equal to the Additional Issuable Shares Number with respect to such Exchanger by delivering notice to WRC on or before the date which is five Business Days prior to the date of such proposed sale (the “Additional Issuable Shares Election Date”). Such notice shall constitute an irrevocable subscription to purchase such number of Issuable Shares at the purchase price set forth by WRC pursuant to Section 3.02.

SECTION 3.04.  Confirmation Notice.  WRC shall notify each Exchanger electing to purchase additional Issuable Shares within three Business Days after the Additional Issuable Shares Election Date of:

(a)  the aggregate consideration to be paid by such Exchanger, which shall equal the product of the Additional Issuable Shares Number with respect to such Exchanger times the purchase price per Issuable Share and, in the event that a sale to the buyer of such Issuable Shares giving rise to such right on the part of the Exchangers is to be made for consideration other than cash, such purchase price per Issuable Share shall be deemed to be the quotient of the aggregate fair market value of the consideration paid, as determined by the Valuation Agent, divided by the number of Issuable Shares so purchased by such buyer); and

(b) wire instructions for the account to which WRC wishes Exchangers electing to participate in the sale to transfer funds pursuant to Section 3.05.

SECTION 3.05.  Closing of Sale.  Each Exchanger electing to participate in a sale pursuant to this Article III shall deliver to WRC by wire transfer in immediately available funds on the Additional Sale Closing Date the aggregate consideration (as set forth in Section 3.04(b)) for the Additional Issuable Shares Number of Issuable Shares to be purchased by such holder; provided, however, that the consideration paid by such Exchanger shall be paid in cash by wire transfer. WRC shall deliver to each Exchanger electing to participate in a sale pursuant to this Article III, against such wire transfer, a certificate or certificates evidencing a number of Issuable Shares of the applicable type or types equal in the aggregate to the Additional Issuable Shares Number with respect to such Exchanger.

ARTICLE IV

Restrictions on Transfer,
Termination and Other Agreements

SECTION 4.01.  Restrictions on Transfer to Transferees.  (a)   Generally.  WRC shall neither issue nor sell any additional shares of Common Stock or Rights (other than in a Public Offering) to any purchaser (other than the Initial Stockholder, SGC or the Exchangers) unless such purchaser shall have acknowledged that such purchaser has notice of the provisions of this Agreement and is an “Other Stockholder” as defined herein and such purchaser shall have agreed, in writing, to be bound by each of the terms and provisions of this Agreement applicable to an “Other Stockholder” pursuant to an undertaking substantially in the form set forth as Exhibit A hereto. Except for a transaction that causes the termination of the provisions of this Agreement (other than Section 2.05, Section 2.06, Section 2.08 and Section 6.07) pursuant to Section 4.05, no other party hereto shall sell, assign, transfer or otherwise dispose of any Common Stock or any Rights to any transferee unless such transferee shall have assumed in writing all of the obligations of its transferor imposed by this Agreement with respect to such Common Stock or Rights and shall have agreed to be bound by each of the terms and provisions of this Agreement to which such transferor was bound with respect to such Common Stock and Rights pursuant to an undertaking substantially in the form set forth as Exhibit A hereto.

(b)  Restrictions on Transfers by Holders of Exchange Shares.  Each of the holders of Exchange Shares agrees that it will not transfer any Common Stock or Rights it holds at any time prior to the Initial Public Offering Date to any Person that is an Adverse Party; provided, however, that this Section 4.01(b) shall not prohibit or restrict transfers of Common Stock or Rights pursuant to Section 2.09 or 2.10 hereof or pursuant to Rule 144.

SECTION 4.02. Cooperation by WRC.  WRC shall refuse to register any transfer of any Common Stock or Rights to any transferee unless WRC shall have received from the prospective transferee a written agreement to be bound by the provisions of this Agreement if required by Section 4.01 hereof, and such other evidence as WRC may reasonably require to establish compliance with such Section 4.01. WRC shall be protected in, and shall have no liability to any Person for, and no party hereto shall assert any claim against WRC for, failing to register any transfer of any Common Stock or Rights if such transfer is not in compliance with the provisions of this Agreement.

SECTION 4.03.  Legending of Certificates.  Each certificate representing any Common Stock or Rights shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 22, 2005, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. SUCH STOCKHOLDERS AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED TO ANY PERSON WHO HAS NOT EXPRESSLY ASSUMED THE OBLIGATIONS OF SUCH AGREEMENT (EXCEPT AS OTHERWISE PERMITTED THEREBY) AND CONTAINS, AMONG OTHER PROVISIONS, PROVISIONS WHICH LIMIT THE TRANSFER OF THIS SECURITY. A COPY OF SUCH STOCKHOLDERS AGREEMENT IS AVAILABLE FROM THE SECRETARY OF WRC MEDIA INC. UPON REQUEST.”

SECTION 4.04.  Securities Act Restrictions; Legend.  WRC shall not register any transfer of Common Stock or Rights if it has reason to believe that such transfer is being requested in violation of the registration requirements of Section 5 of the Securities Act. Except as otherwise permitted by Section 4.05 hereof, each certificate representing a share of Common Stock or a Right shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.”

SECTION 4.05.  Termination of Restrictions.  Each and all of the provisions of this Agreement (other than Section 2.05, Section 2.06, Section 2.08 and Section 6.07) shall terminate immediately as to any Common Stock or Rights (but this Agreement shall remain in force with respect to any remaining Common Stock or Rights):

(a)  when such Common Stock or Rights have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Common Stock or Rights; or

(b)  when they shall have been distributed pursuant to Rule 144; or

(c)  when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force.

Notwithstanding anything to the contrary contained in Section 4.05(b) or (c), shares of Common Stock or Rights distributed or transferred thereunder shall, until the Public Market Date, remain subject to the provisions of Section 2.10. Whenever such restrictions shall terminate as to any Common Stock or Rights, the holder thereof shall be entitled to receive from WRC, without expenses (other than transfer taxes, if any), new certificates for such Common Stock or Rights not bearing the applicable legends set forth in Section 4.03 or Section 4.04 hereof.

ARTICLE V

Defined Terms

SECTION 5.01.  Terms Defined.  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Issuable Shares Number” with respect to any holder of Exchange Shares electing to purchase Issuable Shares pursuant to Article III hereof, means the product of:

(a)  the aggregate number of Issuable Shares offered to be sold by WRC multiplied by

(b)  the quotient of:

(i)	the aggregate number of Issuable Shares held on the Additional Issuable Shares Election Date by such holder; divided by

(ii)	the aggregate number of Issuable Shares outstanding on the Additional Issuable Shares Election Date;

in each case, prior to giving effect to the offering of such Issuable Shares, giving rise to the rights of such holders to purchase additional Issuable Shares pursuant to Article III hereof.

“Additional Issuable Shares Election Date” shall have the meaning set forth in Section 3.03.

“Additional Sale Closing Date” shall have the meaning set forth in Section 3.02(d).

“Adverse Party” means any Person whose ownership interest in WRC would be reasonably expected to be detrimental to the interest of WRC (including, without limitation, its Subsidiaries), including, without limitation, a competitor of WRC (including, without limitation, any of its Subsidiaries); provided, however, that:

(a)  no Person described in Rule 501(a)(1) under the Securities Act; and

(b)  no dealer registered under Section 15 of the Exchange Act or investment adviser registered under the Investment Advisers Act of 1940, as amended, which, in either case, owns or invests on a discretionary basis at least $10,000,000 in securities of unaffiliated issuers shall be an “Adverse Party” unless such Person is controlled by, controls or is under common control with a competitor of WRC (including, without limitation, any of its Subsidiaries).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; provided, that with respect to WRC and its Subsidiaries only:

(a)  no Subsidiary, holder of Exchange Shares or any Affiliate of such holder shall be an Affiliate of WRC or any Subsidiary;

(b)  neither the “Purchaser” (as defined in the SGC Stockholders Agreement), nor any Affiliate of such “Purchaser” shall be an Affiliate of WRC or any Subsidiary;

(c)  any Person other than those specified in clauses (a) and (b) of this definition that beneficially owns or holds 10% or more of any class of the Voting Stock of WRC shall be an Affiliate of WRC or any Subsidiary; and

(d)  any Person other than those specified in clauses (a) and (b) of this definition, 10% or more of the Voting Stock (or in the case of a Person that is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by WRC or a Subsidiary shall be an Affiliate of WRC or any Subsidiary.

As used in this definition and in the definition of “Adverse Party”, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Board of Directors” means the board of directors of WRC or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

“Bona Fide Sale” means a sale in which (i) the sale by each holder of Exchange Shares would be on the same terms and conditions and for the same type of consideration as is to be received by the Selling Stockholder, (ii) the consideration to be paid to each holder of Exchange Shares in connection with such transaction consists solely of cash, Freely Tradeable Securities or cash and Freely Tradeable Securities, (iii) no holder of Exchange Shares shall be required to make any representations or warranties (except as to its title to and authority to convey the shares of Common Stock to be sold by it and the warranties implied in connection with such transfer under Section 8-108(a) of the Uniform Commercial Code of the State of Delaware) and (iv) the prospective purchaser is purchasing in an arm’s-length transaction from the Selling Stockholder and is not an Affiliate of WRC, the Initial Stockholder or Ripplewood Partners.

“Broker-Dealer” means any broker or dealer registered under the Exchange Act.

“Business Day” means a day other than a Saturday, a Sunday or a day on which banks in the State of New York are required or permitted by law to be closed.

“Capital Stock” means:

(a)  with respect to any corporation, any class of preferred, common or other capital stock;

(b)  with respect to any partnership, any limited, general or other partnership interests; and

(c)  with respect to any limited liability company, membership interests or units or any similar interests;

or, in each such case or in the case of any other Person, all share capital or similar equity interest of a Person.

“Charter” means the Certificate of Incorporation of WRC, as filed with the Secretary of State of the State of Delaware on May 14, 1999, as amended and filed with the Secretary of State of the State of Delaware on July 6, 1999, as amended and filed with the Secretary of State of the State of Delaware on October 28, 1999, as amended and filed with the Secretary of State of the State of Delaware on November 16, 1999, as amended and filed with the Secretary of State of the State of Delaware on June 12, 2000 and as thereafter amended in compliance with the provisions thereof and hereof.

“Closing Date” means the date upon which the Exchange Shares are issued to the Exchangers.

“Common Stock” has the meaning set forth in the first whereas clause.

“CompassLearning” has the meaning set forth in the first whereas clause.

“DLJMB” means DLJ Merchant Banking Partners II, L.P., together with its successors and permitted assigns.

“DLJMB Board Designee” has the meaning set forth in Section 1.03(a).

“DLJMB Entities” has the meaning set forth in the introductory paragraph.

“Drag-Along Notice” has the meaning set forth in Section 2.10(a).

“Drag-Along Portion” means, with respect to any holder of Exchange Shares, the number of shares of Common Stock owned by such holder on a Fully Diluted basis (but without duplication) multiplied by a fraction, the numerator of which is the number of shares of Common Stock proposed to be sold by the Selling Stockholder and the denominator of which is the total number of shares of Common Stock owned by the Selling Stockholder.

“Drag-Along Rights” has the meaning set forth in Section 2.10(a).

“Drag-Along Sale” has the meaning set forth in Section 2.10(a).

“Drag-Along Sale Price” has the meaning set forth in Section 2.10(a).

“Drag-Along Termination Date” means the earlier of (i) the Public Market Date, (ii) if the Selling Stockholder owns on the Closing Date, after giving effect to the Transactions and all related transactions, at least 51% of the aggregate outstanding shares of Common Stock, the date when the Selling Stockholder ceases to own at least 51% of the aggregate outstanding shares of Common Stock and (iii) if the Selling Stockholder does not own on the Closing Date, after giving effect to the Transactions and all related transactions, at least 51% of the aggregate outstanding shares of Common Stock, the date when the Selling Stockholder sells, assigns, disposes of, exchanges, pledges, encumbers, hypothecates or otherwise transfers any shares of Common Stock or any participation or interest therein, whether directly or indirectly, or agrees or commits to do any of the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exchanger” has the meaning set forth in the introductory paragraph.

“Exchange Shares” means shares of Common Stock issued to the Exchangers pursuant to the terms of the Redemption and Repurchase Agreement or Article III.

“Fair Market Value” means the fair market value of a Security, determined by the Board of Directors, giving due consideration to such factors as it deems appropriate, including the earnings and certain other financial and operating information of WRC and its Subsidiaries in recent periods, its potential value and that of its Subsidiaries as a whole, its future prospects and that of its Subsidiaries and the industries in which they compete, its history and management and that of its Subsidiaries, the general condition of the securities markets and the fair market value of securities of privately owned companies (with transfer restrictions) engaged in businesses similar to WRC and its Subsidiaries. The Fair Market Value, as determined by the Board of Directors in good faith shall be binding and conclusive upon all parties hereto.

“Freely Tradeable Securities” means Securities:

(a) which are of a class:

(i) of Securities issued or fully guaranteed by the United States of America or any agency thereof and entitled to the full faith and credit of the United States of America, for which price quotations are routinely quoted and for which, in the reasonable opinion of the Exchangers, there is a ready liquid market; or

(ii) both registered pursuant to either Section 12(b) or Section 12(g) of the Exchange Act and either listed on a national securities exchange or on the Nasdaq National Market; and

(b)  which may be resold in the public markets by the Exchangers without requirement of further registration under the Securities Act (excluding the impact of Rule 145 under the Securities Act, if applicable).

“Fully Diluted” means, with respect to Common Stock and without duplication, all outstanding shares of Common Stock and all shares of Common Stock issuable in respect of securities convertible into or exchangeable for shares of Common Stock, stock appreciation rights, options, warrants and other rights to purchase or subscribe for shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock; provided that, to the extent that any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for shares of Common Stock are subject to vesting, such shares subject to vesting shall be included in the definition of “Fully Diluted” only upon and to the extent of such vesting.

“GAAP” means generally accepted accounting principles in the United States as set forth in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

“Incidental Registration” has the meaning set forth in Section 2.02(a).

“Initial Public Offering Date” means the first date upon which Common Stock shall have been issued or sold pursuant to an underwritten public offering (whether on a firm commitment basis or a best efforts basis if such best efforts are successful) thereof pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act (an “Initial Public Offering”).

“Initial Stockholder” has the meaning set forth in the introductory paragraph.

“Issuable Share” means and includes, at any time,

(a)  a share of Common Stock or other Capital Stock of WRC;

(b)  a Right (including, without limitation, a warrant), and (without duplication) all shares of Common Stock or other Capital Stock issuable upon exercise of such Right, in each case at such time; and/or

(c)  for purposes of Article III, any indebtedness issued by a Subsidiary to the Initial Stockholder or any of its Affiliates.

For purposes of this definition of “Issuable Share”, a Right to acquire one share of Common Stock shall constitute one Issuable Share, and a Person shall be deemed to own an Issuable Share if such Person has a Right to acquire such share whether or not such Right is exercisable at such time.

“NASD” means the National Association of Securities Dealers, Inc.

“NASDAQ” means the NASDAQ Stock Market, Inc., a subsidiary of the NASD.

“Nasdaq National Market” has the meaning ascribed thereto in Rule 4200(a) of the NASDAQ.

“Nasdaq SmallCap Market” has the meaning ascribed thereto in Rule 4200(a) of the NASDAQ.

“NML” has the meaning set forth in the introductory paragraph.

“Other Exchangers” has the meaning set forth in the introductory paragraph.

“Other Stockholders” means and includes, at any time, all holders of Issuable Shares at such time (other than the holders of Exchange Shares, SGC and the Initial Stockholder), other than holders of shares sold in any Public Offering and other than holders of shares as to which the provisions of this Agreement (other than those specified in Section 4.05) have terminated pursuant to Section 4.05.

“Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Property” means any and all interests in any kind of property or asset whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Prospectus” means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Public Market Date” means the first day upon which Common Stock with an aggregate market value of not less than $25,000,000 shall have been sold in one or more Public Offerings.

“Public Offering” shall mean, with respect to any shares of Capital Stock of WRC, any sale in a transaction registered under Section 5 of the Securities Act.

“Redemption and Repurchase Agreement” has the meaning set forth in the first whereas clause.

“Registrable Securities” means, at any time, in the case of the Initial Stockholder, all shares of Capital Stock of WRC and, in the case of the Exchangers, all Exchange Shares and any Securities issued or issuable in respect of such Exchange Shares by way of stock dividend, split or combination; provided, however, that, any such Securities shall cease to be Registrable Securities:

(a) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with the registration statement covering such Securities;

(b) when such Securities shall have been distributed pursuant to Rule 144;

(c)  when such Securities shall have been otherwise transferred (except to Affiliates of the transferor) and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

(d)  when such Securities shall have ceased to be outstanding or issuable upon exercise of any Rights (it being understood that the Securities for which such Rights were exercisable shall continue to be Registrable Securities, unless otherwise provided in paragraphs (a)-(c) of this definition).

“Registration” means and includes each Required Registration and each Incidental Registration.

“Registration Expenses” means all expenses incident to WRC’s performance of or compliance with Section 2.01 through Section 2.04, inclusive, including, without limitation:

(a)  all registration and filing fees;

(b)  fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);

(c)  all printing expenses, including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company;

(d)  messenger and delivery expenses;

(e)  internal expenses of WRC (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

(f)  fees and disbursements of counsel for WRC and its independent certified public accountants (including, without limitation, the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance);

(g) securities act liability insurance (if WRC elects to obtain such insurance);

(h) the reasonable fees and expenses of any special experts retained by WRC in connection with such registration;

(i)  fees and expenses of other Persons retained by WRC;

(j)  fees and expenses of one counsel for holders of Registrable Securities, selected by the Requisite Holders;

(k) fees and expenses in connection with any review of underwriting arrangements by the NASD including, without limitation, fees and expenses of any “qualified independent underwriter”; and

(l)  fees and disbursements of underwriters customarily paid by issuers;

but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any other selling expenses, discounts, commissions or transfer taxes, if any, incurred in connection with the sale of Registrable Securities, which shall be severally payable by the holders thereof.

“Required DLJMB Entities” means, at any time, DLJMB Entities holding at least a majority of the aggregate Exchange Shares then held by all DLJMB Entities.

“Required Holders” means, at any time, the holders of Exchange Shares holding at least a majority of the aggregate Exchange Shares then held by the Exchangers.

“Required Registration” has the meaning set forth in Section 2.01(a).

“Requisite Holders” means:

(a)  with respect to any registration or proposed registration of Registrable Securities pursuant to Section 2.01, the Initiating Holder; and

(b)  with respect to any registration or proposed registration of Registrable Securities pursuant to Section 2.02, any holder or holders (other than WRC, any Subsidiary or any Affiliate of WRC) holding at least a majority of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by WRC, any Subsidiary or any Affiliate of WRC) to be so registered.

“Right” means and includes:

(a)  any warrant, right or other option exercisable into Common Stock or other Capital Stock of WRC; and

(b)  any conversion or exchange privilege or right pursuant to any indebtedness or Security (including, without limitation, any share of Capital Stock) which is convertible or exchangeable into Common Stock or other Capital Stock of WRC.

“Ripplewood Partners” means Ripplewood Partners L.P., a Delaware limited partnership, together with its successors and permitted assigns.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor provision.

“SEC” means, at any time, the Securities and Exchange Commission or any other Federal agency at such time administering the Securities Act.

“Second Lien Term Loans” has the meaning set forth in the Redemption and Repurchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Security” means “security” as defined by Section 2(1) of the Securities Act.

“Selling Stockholder” has the meaning set forth in Section 2.09(a).

“Senior Financial Officer” means any one of the chief financial officer, the treasurer, the controller and the principal accounting officer of WRC, or any officer of WRC acting in such capacity.

“Senior Preferred Stock” has the meaning set forth in the first whereas clause.

“SGC” means SGC Capital Partners I L.L.C.

“SGC Stockholders Agreement” means the Amended and Restated Stockholders Agreement, dated as of November 17, 1999, among WRC, SGC Capital Partners II L.L.C. and the Initial Stockholder, as further amended as of the Closing Date.

“Subsidiary” means, as to any Person, any other Person the financial position and results of operations of which would be properly consolidated with those of the first Person in accordance with GAAP. The term “Subsidiary”, as used herein without reference to any Person, shall mean a Subsidiary of WRC.

“Tag-Along Notice” has the meaning set forth in Section 2.09(a).

“Tag-Along Notice Period” has the meaning set forth in Section 2.09(a).

“Tag-Along Offer” has the meaning set forth in Section 2.09(a).

“Tag-Along Portion” means the number of shares of Common Stock owned by the Tagging Person or the Selling Stockholder, as the case may be, multiplied by a fraction, the numerator of which is the number of shares of Common Stock proposed to be sold in the Tag-Along Sale pursuant to Section 2.09, and the denominator of which is the aggregate number of shares of Common Stock on a Fully Diluted basis owned by all Stockholders.

“Tag-Along Right” has the meaning set forth in Section 2.09(a).

“Tag-Along Sale” has the meaning set forth in Section 2.09(a).

“Tagging Person” has the meaning set forth in Section 2.09(a).

“Valuation Agent” means the Board of Directors acting in good faith, except to the extent that any holders of Exchange Shares shall disagree with any relevant determination of the Board of Directors, in which case the Valuation Agent shall be a firm of independent certified public accountants, an investment banking firm or appraisal firm (which firm shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, WRC) of recognized national standing retained by WRC and reasonably acceptable to such holders, and whose fees and disbursements shall be borne by such holders unless the determination by the Valuation Agent shall differ from that of the Board of Directors by more than 2%, in which case such fees and disbursements shall be borne by WRC.

“Voting Stock” means, with respect to any Person, any Capital Stock of such Person whose holders are entitled under ordinary circumstances to vote for the election of directors, managers, trustees, the managing partner or other individuals fulfilling similar duties with respect to such Person (irrespective of whether at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency); provided, however, that, except for the purposes of the definition of “Affiliate”, Exchange Shares shall be deemed not to be Voting Stock.

“Weekly Reader” has the meaning set forth in the first whereas clause.

“WRC” has the meaning set forth in the introductory paragraph.

SECTION 5.02.  Section Headings and Table of Contents and Construction.  (a)  Section Headings and Table of Contents, etc.  The titles of the Articles and Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein”, “hereof”, “hereunder” and “hereto” refer to this Agreement as a whole and not to any particular Article or Section or other subdivision. References to Articles or Sections are, unless otherwise specified, references to Articles or Sections, as the case may be, of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits, as the case may be, attached to this Agreement.

(b)  Construction.  Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

SECTION 5.03.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE DELAWARE GENERAL CORPORATION LAW IS MANDATORILY APPLICABLE.

ARTICLE VI

Miscellaneous

SECTION 6.01.  Communications.  (a)   Method; Address.  All communications hereunder shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to WRC shall be addressed to:

WRC Media Inc.
In care of Ripplewood Holdings L.L.C.

One Rockefeller Plaza, 32nd Floor
New York, NY 10020

or at such other address of which WRC shall have notified the parties hereto. Communications to an Exchanger shall be addressed as set forth on Annex 1, or at such other address of which such Exchanger shall have notified WRC. Communications to the Initial Stockholder shall be addressed as set forth on Annex 2, or at such other address of which the Initial Stockholder shall have notified WRC and each Exchanger. Communications to any Other Stockholders shall be delivered to such Other Stockholders at the address of WRC as provided herein, and WRC shall promptly deliver such communications to the Other Stockholders at the addresses set forth in the register of the holders of the Common Stock in the manner set forth in this Section 6.01.

(b)  When Given.  Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

(c)  Service of Process.  Notwithstanding the foregoing provisions of this Section 6.01, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document or agreement contemplated hereby, shall be delivered in the manner provided in Section 6.06(c).

SECTION 6.02.  Survival.  All warranties, representations, certifications and covenants made by WRC herein, in the Redemption and Repurchase Agreement or in any certificate or other instrument delivered by WRC or on behalf of WRC hereunder shall be considered to have been relied upon by the applicable Exchangers to whom such representations or certificates were made or covenants given and shall survive the delivery to the Exchangers, regardless of any investigation made by the Exchangers or on their behalf. All statements in any certificate or other instrument delivered by or on behalf of WRC pursuant to the terms hereof shall constitute warranties and representations by WRC hereunder. All payment and indemnity obligations of WRC hereunder (including, without limitation, reimbursement obligations in respect of costs, expenses and fees of or incurred by the Exchangers) shall survive the termination hereof.

SECTION 6.03.  Successors and Assigns.  Subject to Section 4.05, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Exchangers and their successors and permitted assigns, and shall be enforceable by them whether or not an express assignment of rights hereunder shall have been made by an Exchanger or its successor or permitted assign.

SECTION 6.04. Amendments and Waivers.  (a)  The provisions of Article I, Article III and Article VI hereof, and of any term defined in Article V hereof as used in any such Article, may be amended, modified or supplemented, and compliance with any provision of any such Article waived, only by a writing duly executed by or on behalf of the Required Holders and WRC; provided, however, that no amendment, modification or supplement of the provisions of this Section 6.04 or Sections 1.02, 1.03(a), 1.05, 6.01, 6.03, 6.06, 6.08 or 6.09 hereof which adversely affect the rights of the Initial Stockholder shall be made without the consent of the Initial Stockholder and provided further that no amendment, modification or supplement of the provisions of this Section 6.04 or Section 1.03 or 1.04 hereof that adversely affects the rights of any DLJMB Entity shall be made without the consent of the Required DLJMB Entities.

(b)  The provisions of Article II hereof, and of any term defined in Article V hereof as used in Article II hereof, may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Required Holders and WRC; provided, however, that (i) compliance by WRC with the provisions of Article II hereof, with respect to any particular registration, may be waived by the Requisite Holders and (ii) no amendment, modification or supplement of the provisions of Sections 2.01(d), 2.01(f), 2.02(c), 2.07 or 2.10 hereof which adversely affect the rights of the Initial Stockholder shall be made without the consent of the Initial Stockholder.

(c)  The provisions of Article IV hereof, and of any term defined in Article V hereof as used in Article IV hereof, may be amended, modified or supplemented, and compliance with such Section hereof waived, only by a writing duly executed by or on behalf of the Required Holders and WRC; provided, however, that no amendment, modification or supplement of the provisions of Section 4.01 hereof which adversely affect the rights of the Initial Stockholder shall be made without the consent of the Initial Stockholder.

(d)  Notwithstanding the foregoing, no provision of this Agreement may be amended in such manner as to adversely and differently affect any Other Exchanger’s rights hereunder without the consent of such Other Exchanger.

SECTION 6.05.  Expenses.  (a)  Amendments and Waivers.  WRC shall pay when billed the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by the holders of the Exchange Shares in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents and other similar agreements with respect to this Agreement (whether or not any such amendments, waivers, consents or other similar agreements are executed).

(b) Restructuring and Workout, Inspections.  At any time when WRC and the holders of Exchange Shares are conducting restructuring or workout negotiations in respect hereof, or if WRC shall be in violation in any material respect of any of its agreements hereunder, WRC shall pay when billed the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and the fees of professional advisors) incurred by the holders of Exchange Shares in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the holders of Exchange Shares.

SECTION 6.06.  Waiver of Jury Trial; Consent to Jurisdiction; etc.  (a)  WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

(b)  CONSENT TO JURISDICTION.  ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)  SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

(d)  OTHER FORUMS.  NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF EXCHANGE SHARES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER WRC OR THE INITIAL STOCKHOLDER IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

SECTION 6.07.  Indemnification.  From and at all times after the date of this Agreement, and in addition to all of the other rights and remedies of any holder of Exchange Shares against WRC, WRC agrees to indemnify and hold harmless each such holder and each of its directors, trustees, officers, employees, agents, investment advisors and Affiliates against any and all claims, losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys’ fees, costs and expenses), incurred by or asserted against such holder or any such director, trustee, officer, employee, agent, investment advisor or Affiliate, from and after the date hereof, whether direct or indirect, as a result of or arising from or in any way relating to any suit, action or proceeding (including, without limitation, any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, without limitation, any Federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or any transactions contemplated herein or hereunder, whether or not such holder or any such director, trustee, officer, employee, agent, investment advisor or Affiliate is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability to the extent such liability results from the willful misconduct or gross negligence of such indemnified party or breach by such indemnified party of its own obligations under this Agreement or any other agreement with WRC. All of the foregoing losses, damages, liabilities, costs and expenses shall be payable as and when incurred upon demand by each such holder. Without limiting the generality of the foregoing, each holder of Exchange Shares shall be entitled to collect, and WRC shall be obligated to advance to each holder of Exchange Shares and such directors, trustees, officers, employees, agents, investment advisors and Affiliates, to the fullest extent permitted by applicable law, all expenses (including, without limitation, reasonable fees and disbursements of counsel) attendant to defending against any such claims, losses, damages, liabilities, costs and expenses when and as incurred, regardless of whether any judicial determination of entitlement to such indemnity has been made, until or unless a final judicial determination that such indemnified party is not entitled to such indemnity as a result of the willful misconduct or gross negligence of such indemnified party or breach by such indemnified party, in which case, such indemnified party shall promptly repay to WRC, with interest at the applicable statutory rate applicable to judgments in the relevant jurisdiction, all amounts so advanced by WRC. The obligations of WRC and the rights of the holders of Exchange Shares under this Section 6.09 shall survive the termination of this Agreement. It is understood that this Section 6.07 is not intended to override Section 2.06 and that, with respect to any registration statement or offering of

Securities pursuant thereto, the provisions of Section 2.06 shall govern and supersede this Section 6.07.

SECTION 6.08.  Entire Agreement.  This Agreement, the Redemption and Repurchase Agreement and the Note Agreement (as defined in the Redemption and Repurchase Agreement), together with all exhibits and schedules thereto and hereto, constitute the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

SECTION 6.09.  Execution in Counterpart.  This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

SECTION 6.10.  Reproduction of Documents.  This Agreement and all documents relating hereto, including, without limitation, consents, waivers and modifications that may hereafter be executed, documents received by Exchangers at the closing of the Redemption and Repurchase (except the certificates representing the shares of the Exchange Shares), and financial statements, certificates and other information previously or hereafter furnished to any party may be reproduced by any party by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process, and the Exchangers may destroy any original document so reproduced. Any such reproduction shall be as admissible into evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by WRC, the Initial Stockholder or the Exchangers in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be as admissible into evidence as the original itself. Nothing in this Section 6.10 shall prohibit any party hereto from contesting the accuracy or validity of any such reproduction.

SECTION 6.11.  Effectiveness of this Agreement.  This Agreement shall become effective upon, and the rights and obligations of each party hereto shall be subject to, the consummation of the Redemption and Repurchase. Upon the effectiveness of this Agreement and the rights and obligations of each party hereto, the parties hereto agree that the Preferred Stockholders Agreement dated as of November 17, 1999, among WRC, JLC Learning Corporation, Weekly Reader, SGC Capital Partners II L.L.C., the Initial Stockholder, Ripplewood Partners and the Persons identified as “Purchasers” in Annex 1 thereto shall be terminated and of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date and year first above written.

WRC MEDIA INC.

By:	/s/
Name: Richard Nota
Title: EVP, Operations

EAC III L.L.C.

By:	EAC IV L.L.C., its Managing Member

By:	Ripplewood Partners, L.P., its Sole Member

By:	Ripplewood Investments L.L.C., its General Partner

By:	/s/
Name:
Title:

SCG PARTNERS I L.L.C., with respect to the second sentence of Section 6.11 only

By:	/s/
Name: Christopher A. White
Title: Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/
Name: David A. Barras
Title: Its Authorized Representative

ARES LEVERAGED INVESTMENT FUND, L.P., a Delaware Limited Partnership

By:	ARES Management L.P., as General Partner

By:	/s/
Name: Bennett Rosenthal
Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P., a Delaware Limited Partnership

By:	ARES Management II, L.P., as General Partner

By:	/s/
Name: Bennett Rosenthal
Title: Vice President

TCW/CRESCENT MEZZANINE PARTNERS II, L.P., a Delaware Limited Partnership

TCW/CRESCENT MEZZANINE TRUST II

By:	TCW/Crescent Mezzanine II, L.P., as General Partner or Managing Owner

By:	TCW/Crescent Mezzanine, L.L.C., as General Partner

By:	/s/
Name: John C. Rocchio
Title: Managing Director

SHARED OPPORTUNITY FUND IIB, L.L.C., a Delaware Limited Liability Company

By:	TCW Asset Management Company, as Investor Advisor

By:	/s/
Name: John C. Rocchio
Title: Managing Director

By:	/s/
Name: James M. Hassett
Title: Managing Director

TCW SHARED OPPORTUNITY FUND III, L.P., a Delaware Limited Partnership

By:	TCW Asset Management Company, as Investor Advisor

By:	/s/
Name: John C. Rocchio
Title: Mananging Director

By:	/s/
Name: James M. Hassett
Title: Managing Director

TCW LEVERAGED INCOME TRUST II, L.P., a Delaware Limited Partnership

By:	TCW (LINCII), L.P., as General Partner

By:	TCW Advisors (Bermuda), Ltd., as General Partner

By:	/s/
Name: James M. Hassett
Title: Managing Director

By:	TCW Investment Management Company, as Investment Advisor

By:	/s/
Name: John C. Rocchio
Title: Managing Director

TCW LEVERAGED INCOME TRUST, L.P., a Delaware Limited Partnership

By:	TCW Investment Management Company, as Investment Advisor

By:	/s/
Name: John C. Rocchio
Title: Managing Director

By:	TCW Advisors (Bermuda), Ltd., as General Partner

By:	/s/
Name: James M. Hassett
Title: Managing Director

DLJ INVESTMENT PARTNERS II, L.P., a Delaware Limited Partnership

By:	DLJ Investment Partners II, Inc., as Managing General Partner

By:	/s/
Name: John M. Moriarty, Jr.
Title: Managing Director

DLJ INVESTMENT PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Investment Partners, Inc., as Managing General Partner

By:	/s/
Name: John M. Moriarty, Jr.
Title: Managing Director

DLJIP HOLDINGS, L.P., a Delaware Limited Partnership

By:	DLJ Investment Partners II, Inc., as General Partner

By:	/s/
Name: John M. Moriarty, Jr.
Title: Managing Director

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., its Managing General Partner

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., its Managing General Partner

DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as Managing General Partner

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as Managing General Partner

DLJ MERCHANT BANKING II, INC., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS, II, C.V.

Signed By or on Behalf of the Foregoing Entities:

By:	/s/
Name:
Title

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as Managing General Partner

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as Managing General Partner

Signed By or on Behalf of the Foregoing Entities:

By:	/s/
Name:
Title

DLJMB FUNDING II, INC., a Delaware corporation

By:	/s/
Name:
Title

DLJ EAB PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ LBO Plans Management Corporation, as General Partner

DLJ ESC II, L.P., a Delaware Limited Partnership

By:	DLJ LBO Plans Management Corporation, as General Partner

DLJ FIRST ESC, L.P., a Delaware Limited Partnership

By:	DLJ LBO Plans Management Corporation, as General Partner

Signed By or on Behalf of the Foregoing Entities:

By:	/s/
Name:
Title

Annex 1
Name and Address of Exchangers

NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Derek Tyus
Fax: 414-299-7124

with a copy of all notices to:

Bingham Dana LLP
One State Street
Hartford, Connecticut 06103
Attention of: Gary S. Hammersmith, Esq.
Fax: 860-240-280

ARES LEVERAGED INVESTMENT FUND, L.P.
In care of Ares Leveraged Investment Fund, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
Attention: Eric Beckman
Fax: 310-201-4170

ARES LEVERAGED INVESTMENT FUND II, L.P.
In care of Ares Leveraged Investment Fund II, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
Attention: Eric Beckman
Fax: 310-201-4170

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

TCW/CRESCENT MEZZANINE TRUST II
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

SHARED OPPORTUNITY FUND IIB, L.L.C.
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

TCW SHARED OPPORTUNITY FUND III, L.P.
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

TCW LEVERAGED INCOME TRUST II, L.P.
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

TCW LEVERAGED INCOME TRUST, L.P.
In care of TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jean-Marc Chapus
Fax: 310-235-5967

DLJ INVESTMENT PARTNERS II, L.P.
Eleven Madison Avenue
New York, NY 10010
Attention: John M. Moriarty, Jr.
Fax:

DLJ INVESTMENT PARTNERS, L.P.
Eleven Madison Avenue
New York, NY 10010
Attention: John M. Moriarty, Jr.
Fax:

DLJIP HOLDINGS, L.P.
Eleven Madison Avenue
New York, NY 10010
Attention: John M. Moriarty, Jr.
Fax:

DLJ MERCHANT BANKING PARTNERS II, L.P.,
In care of DLJ Merchant Banking II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ MERCHANT BANKING PARTNERS II-A, L.P.
In care of DLJ Merchant Banking II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ OFFSHORE PARTNERS II, C.V.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ DIVERSIFIED PARTNERS, L.P.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ DIVERSIFIED PARTNERS-A, L.P.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJMB FUNDING II, INC.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ MILLENNIUM PARTNERS, L.P.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ MILLENNIUM PARTNERS-A, L.P.
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ EAB PARTNERS, L.P.
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ ESC II, L.P.
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

DLJ FIRST ESC, L.P.,
In care of DLJ Merchant Banking, II, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention: Ivy Dodes
Fax: 646-935-7449

with a copy of all notices to any DLJMB Entity to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attention: Nancy L. Sanborn
Fax: 212-450-3800

Annex 2

Address of Initial Stockholder
EAC III L.L.C. In care of Ripplewood Partners, L.P. One Rockefeller Plaza, 32nd Floor New York, NY 10020

               EXHIBIT A

FORM OF TRANSFEREE UNDERTAKING

[Letterhead of Transferee]

[Dated ________]
WRC Media Inc.
c/o Ripplewood Partners, L.P.
One Rockefeller Plaza, 32nd Floor
New York, NY 10020

Re: WRC Media Inc. Issuable Shares

Ladies and Gentlemen:

Pursuant to Section 4.01 of that certain Stockholders Agreement, dated as of June 22, 2005 among WRC, the Exchangers (as defined therein) and the Initial Stockholder (as defined therein), ________ [name of transferee] (the “Transferee”), as owner and holder of ________ shares of ________ [type of Issuable Shares], hereby confirms and agrees that it has assumed and is subject to the obligations of [a holder of Exchange Shares] [the Initial Stockholder] [an Other Stockholder], as provided in the Stockholders Agreement.

The address where notices and communications pursuant to Section 6.01 of the Stockholders Agreement can be delivered to the Transferee is as follows:

[Transferee]

IN WITNESS WHEREOF, the Transferee executes and delivers this agreement, as of the date and year first above written.

[TRANSFEREE]

By:	/s/
Name:
Title: